United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934
Date Of Report (Date Of Earliest Event Reported):
September 4, 2009
Fidelity National Information Services, Inc.
(Exact Name Of Registrant As Specified In Its Charter)
1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses Of Principal Executive Offices)
(904) 854-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name Or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On September 4, 2009, Fidelity National Information Services, Inc. (“FIS”) announced that its shareholders approved, at a special meeting of shareholders, the issuance of FIS common stock in connection with (a) the merger of Metavante Technologies, Inc. with a wholly owned subsidiary of FIS and (b) the investments in FIS by affiliates of Thomas H. Lee Partners, L.P. and by Fidelity National Financial, Inc. A copy of the press release relating to the special meeting is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01. Financial Statements And Exhibits
(d) Exhibits.

Exhibit	Description

99.1	Press Release, dated September 4, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: September 4, 2009	By:	/s/ Ronald D. Cook
		Name:	Ronald D. Cook
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated September 4, 2009.